N / E / W / S R / E / L / E / A / S / E

April 26, 2016

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FIRST QUARTER 2016 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported first quarter 2016 net income of $17.7 million, compared to $16.2 million during the same period in 2015. Earnings per share for the period totaled $.43 per share, equaling the first quarter of 2015. Integration expenses related to the acquisition of Ameriana Bank totaling $1.9 million, or $.03 per share, were recorded during the first quarter of 2016.

Total assets equaled $6.8 billion as of quarter-end and loans were $4.7 billion. The Corporation’s loan portfolio increased, by $744 million, during the past twelve months. Of the increase, $316 million or 8.0 percent was the result of organic growth and $428 million resulted from the acquisition of Cooper State Bank in Columbus, Ohio in April of 2015 and Ameriana Bank in December of 2015. Total deposits equaled $5.3 billion at quarter-end and increased by $663 million. Organic deposit growth totaled $174 million, or 3.7 percent, and $489 million resulted from acquisition activity in 2015.

Michael C. Rechin, President and Chief Executive Officer, stated, “We are excited about our progress in 2016 and the foundation it provides for the balance of the year. We successfully integrated Ameriana bank just prior to quarter end which was our fastest acquisition integration ever and we are now serving their clients our wider core product offerings. With recent merger expenses behind us, next quarter will demonstrate the lower operating expense levels we’ve targeted. Our net interest margin expanded and in combination with our larger balance sheet, produced a nice lift in net interest income and net income. Looking forward we intend for our commercial loan pipeline to continue our sequential net interest income growth and provide an even stronger base for non-interest income.”

Net-interest income totaled $54.5 million for the quarter, an increase of $7.5 million. Net-interest margin improved over last year by 5 basis points totaling 3.83 percent, as yields on earning assets totaled 4.28 percent and the cost of supporting liabilities totaled .45 percent. When adjusted for fair value accretion, core net-interest margin also increased over last year by 5 basis points totaling 3.66 percent.

Non-interest income totaled $16.3 million for the quarter, an increase of $89,000 from the first quarter of 2015. The sale of our insurance business in 2015 resulted in a year-over-year decline of $2.3 million. Core performance and acquisition activity improved core banking fee income to account for the increase.

Non-interest expense totaled $46.9 million, an increase of $5.7 million over the prior year. The sale of our insurance business saved $1.5 million of expense but investments in our core business primarily through bank acquisitions drove the increase. Nonrecurring expenses totaled $1.9 million, and when excluded from the quarter’s results, produce an efficiency ratio of 58.8 percent.

The Corporation’s provision expense totaled $550,000 during the quarter, as net charge-offs totaled $917,000. The allowance for loan losses totaled $62.1 million, or 1.32 percent of total loans and 2.29 percent of non-purchased loans. Non-performing assets totaled $53.4 million as of quarter-end, down from $64.7 million a year ago.

As of March 31, 2015, the Corporation’s total risk-based capital equaled 14.79 percent, Tier 1 common risk-based capital equaled 11.42 percent, and tangible common equity ratio totaled 9.35 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a first quarter earnings conference call and web cast at 2:30 p.m. (ET) on Tuesday, April 26, 2016.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's first quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until May 26, 2016. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10083247.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme160426.html during the time of the call. A replay of the web cast will be available until April 26, 2017.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust and First Merchants Trust Company as divisions of First Merchants Bank, N.A.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,
	2016	2015
ASSETS
Cash and cash equivalents	$85,738	$89,243
Interest-bearing time deposits	77,453	83,228
Investment securities	1,270,777	1,189,473
Loans held for sale	3,628	6,392
Loans	4,709,907	3,965,532
Less: Allowance for loan losses	(62,086)	(62,801)
Net loans	4,647,821	3,902,731
Premises and equipment	96,494	77,468
Federal Reserve and Federal Home Loan Bank stock	37,553	41,273
Interest receivable	22,836	19,557
Core deposit intangibles and goodwill	261,799	218,034
Cash surrender value of life insurance	200,549	170,172
Other real estate owned	15,626	19,073
Tax asset, deferred and receivable	47,982	38,695
Other assets	30,283	22,182
TOTAL ASSETS	$6,798,539	$5,877,521
LIABILITIES
Deposits:
Noninterest-bearing	$1,282,462	$1,100,397
Interest-bearing	4,028,608	3,547,678
Total Deposits	5,311,070	4,648,075
Borrowings:
Federal funds purchased	602
Securities sold under repurchase agreements	150,134	134,023
Federal Home Loan Bank advances	263,588	166,326
Subordinated debentures and term loans	127,523	126,875
Total Borrowings	541,847	427,224
Interest payable	3,910	3,685
Other liabilities	74,449	58,879
Total Liabilities	5,931,276	5,137,863
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 40,749,340 and 37,781,488 shares	5,094	4,723
Additional paid-in capital	504,661	431,199
Retained earnings	355,317	305,526
Accumulated other comprehensive income (loss)	2,066	(1,915)
Total Stockholders' Equity	867,263	739,658
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,798,539	$5,877,521

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended
(Dollars In Thousands, Except Per Share Amounts)	March 31,
	2016	2015
INTEREST INCOME
Loans receivable:
Taxable	$50,489	$43,551
Tax-exempt	1,315	248
Investment securities:
Taxable	4,328	4,723
Tax-exempt	4,509	3,835
Deposits with financial institutions	106	37
Federal Reserve and Federal Home Loan Bank stock	480	550
Total Interest Income	61,227	52,944
INTEREST EXPENSE
Deposits	4,063	3,516
Federal funds purchased	28	23
Securities sold under repurchase agreements	100	78
Federal Home Loan Bank advances	796	691
Subordinated debentures and term loans	1,785	1,660
Total Interest Expense	6,772	5,968
NET INTEREST INCOME	54,455	46,976
Provision for loan losses	550
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	53,905	46,976
OTHER INCOME
Service charges on deposit accounts	4,145	3,548
Fiduciary activities	2,494	2,507
Other customer fees	5,059	3,667
Commission income		2,328
Earnings on cash surrender value of life insurance	1,476	747
Net gains and fees on sales of loans	1,460	1,489
Net realized gains (losses) on sales of available for sale securities	997	1,025
Other income	690	921
Total Other Income	16,321	16,232
OTHER EXPENSES
Salaries and employee benefits	27,337	24,541
Net occupancy	4,022	3,790
Equipment	3,238	2,566
Marketing	737	780
Outside data processing fees	2,069	1,717
Printing and office supplies	364	364
Core deposit amortization	978	721
FDIC assessments	950	863
Other real estate owned and foreclosure expenses	1,235	1,229
Professional and other outside services	2,162	1,491
Other expenses	3,867	3,140
Total Other Expenses	46,959	41,202
INCOME BEFORE INCOME TAX	23,267	22,006
Income tax expense	5,574	5,834
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$17,693	$16,172
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.43	$0.43
Diluted Net Income Available to Common Stockholders	$0.43	$0.43
Cash Dividends Paid	$0.11	$0.08
Average Diluted Shares Outstanding (in thousands)	40,917	38,000

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended
	March 31,
	2016	2015
NET CHARGE OFF'S	$917	$1,163

AVERAGE BALANCES:
Total Assets	$6,743,315	$5,821,074
Total Loans	4,669,568	3,936,814
Total Earning Assets	6,020,317	5,204,981
Total Deposits	5,297,289	4,605,138
Total Stockholders' Equity	861,652	734,511

FINANCIAL RATIOS:
Return on Average Assets	1.05%	1.11%
Return on Average Stockholders' Equity	8.21	8.81
Return on Average Common Stockholders' Equity	8.21	8.81
Average Earning Assets to Average Assets	89.28	89.42
Allowance for Loan Losses as % of Total Loans	1.32	1.58
Net Charge Off's as % of Average Loans (Annualized)	0.08	0.12
Average Stockholders' Equity to Average Assets	12.78	12.62
Tax Equivalent Yield on Earning Assets	4.28	4.24
Cost of Supporting Liabilities	0.45	0.46
Net Interest Margin (FTE) on Earning Assets	3.83	3.78
Tangible Book Value Per Share	$15.02	$13.96

NON-PERFORMING ASSETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Non-Accrual Loans	$36,719	$31,389	$32,597	$37,713	$44,321
Renegotiated Loans	1,015	1,923	3,823	885	1,326
Non-Performing Loans (NPL)	37,734	33,312	36,420	38,598	45,647
Other Real Estate Owned	15,626	17,257	14,809	19,242	19,073
Non-Performing Assets (NPA)	53,360	50,569	51,229	57,840	64,720
90+ Days Delinquent	963	907	1,947	632	1,655
NPAs & 90 Day Delinquent	$54,323	$51,476	$53,176	$58,472	$66,375

Loan Loss Reserve	$62,086	$62,453	$62,861	$62,550	$62,801
Quarterly Net Charge-off's	917	408	(311)	668	1,163
NPAs / Actual Assets %	0.78%	0.75%	0.83%	0.94%	1.10%
NPAs & 90 Day / Actual Assets %	0.80%	0.76%	0.86%	0.95%	1.13%
NPAs / Actual Loans and OREO %	1.13%	1.07%	1.18%	1.36%	1.62%
Loan Loss Reserves / Actual Loans (%)	1.32%	1.33%	1.45%	1.47%	1.58%
Net Charge Off's as % of Average Loans (Annualized)	0.08%	0.04%	(0.03)%	0.06%	0.12%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
ASSETS
Cash and cash equivalents	$85,738	$102,170	$84,677	$105,928	$89,243
Interest-bearing time deposits	77,453	32,315	27,111	26,669	83,228
Investment securities	1,270,777	1,276,999	1,208,793	1,212,516	1,189,473
Loans held for sale	3,628	9,894	1,943	8,295	6,392
Loans	4,709,907	4,693,822	4,321,715	4,238,205	3,965,532
Less: Allowance for loan losses	(62,086)	(62,453)	(62,861)	(62,550)	(62,801)
Net loans	4,647,821	4,631,369	4,258,854	4,175,655	3,902,731
Premises and equipment	96,494	97,648	83,457	84,841	77,468
Federal Reserve and Federal Home Loan Bank stock	37,553	37,633	34,498	34,630	41,273
Interest receivable	22,836	24,415	22,048	19,880	19,557
Core deposit intangibles and goodwill	261,799	259,764	219,503	220,196	218,034
Cash surrender value of life insurance	200,549	200,539	171,530	170,813	170,172
Other real estate owned	15,626	17,257	14,809	19,242	19,073
Tax asset, deferred and receivable	47,982	46,977	38,339	39,622	38,695
Other assets	30,283	24,023	24,235	22,021	22,182
TOTAL ASSETS	$6,798,539	$6,761,003	$6,189,797	$6,140,308	$5,877,521
LIABILITIES
Deposits:
Noninterest-bearing	$1,282,462	$1,266,027	$1,110,905	$1,122,688	$1,100,397
Interest-bearing	4,028,608	4,023,620	3,703,684	3,666,889	3,547,678
Total Deposits	5,311,070	5,289,647	4,814,589	4,789,577	4,648,075
Borrowings:
Federal funds purchased	602	49,721	52,896	40,748
Securities sold under repurchase agreements	150,134	155,325	153,822	137,240	134,023
Federal Home Loan Bank advances	263,588	235,652	237,856	247,687	166,326
Subordinated debentures and term loans	127,523	127,846	121,936	126,882	126,875
Total Borrowings	541,847	568,544	566,510	552,557	427,224
Interest payable	3,910	3,092	3,710	3,211	3,685
Other liabilities	74,449	49,211	38,004	45,008	58,879
Total Liabilities	5,931,276	5,910,494	5,422,813	5,390,353	5,137,863
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	5,094	5,083	4,734	4,728	4,723
Additional paid-in capital	504,661	504,530	433,577	432,294	431,199
Retained earnings	355,317	342,133	332,162	319,298	305,526
Accumulated other comprehensive income (loss)	2,066	(1,362)	(3,614)	(6,490)	(1,915)
Total Stockholders' Equity	867,263	850,509	766,984	749,955	739,658
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,798,539	$6,761,003	$6,189,797	$6,140,308	$5,877,521

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
INTEREST INCOME
Loans receivable:
Taxable	$50,489	$45,897	$46,037	$45,320	$43,551
Tax-exempt	1,315	1,285	1,190	736	248
Investment securities:
Taxable	4,328	4,363	4,374	4,425	4,723
Tax-exempt	4,509	4,444	4,412	4,231	3,835
Deposits with financial institutions	106	67	25	31	37
Federal Reserve and Federal Home Loan Bank stock	480	458	500	459	550
Total Interest Income	61,227	56,514	56,538	55,202	52,944
INTEREST EXPENSE
Deposits	4,063	3,938	3,715	3,686	3,516
Federal funds purchased	28	5	27	19	23
Securities sold under repurchase agreements	100	104	96	90	78
Federal Home Loan Bank advances	796	728	711	706	691
Subordinated debentures and term loans	1,785	1,665	1,666	1,670	1,660
Total Interest Expense	6,772	6,440	6,215	6,171	5,968
NET INTEREST INCOME	54,455	50,074	50,323	49,031	46,976
Provision for loan losses	550			417
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	53,905	50,074	50,323	48,614	46,976
OTHER INCOME
Service charges on deposit accounts	4,145	4,118	4,445	4,090	3,548
Fiduciary activities	2,494	2,138	2,242	2,309	2,507
Other customer fees	5,059	4,534	4,156	4,602	3,667
Commission income			4	1,815	2,328
Earnings on cash surrender value of life insurance	1,476	822	710	640	747
Net gains and fees on sales of loans	1,460	1,308	1,905	1,781	1,489
Net realized gains (losses) on sales of available for sale securities	997	623	1,115	(93)	1,025
Gain on sale of insurance subsidiary				8,265
Other income	690	1,224	2,322	1,224	921
Total Other Income	16,321	14,767	16,899	24,633	16,232
OTHER EXPENSES
Salaries and employee benefits	27,337	25,796	25,137	26,434	24,541
Net occupancy	4,022	3,649	3,726	3,503	3,790
Equipment	3,238	2,683	2,698	2,840	2,566
Marketing	737	915	847	951	780
Outside data processing fees	2,069	1,632	1,992	1,768	1,717
Printing and office supplies	364	343	343	303	364
Core deposit amortization	978	692	693	729	721
FDIC assessments	950	939	958	895	863
Other real estate owned and foreclosure expenses	1,235	1,701	1,835	1,372	1,229
Professional and other outside services	2,162	3,544	1,686	3,134	1,491
Other expenses	3,867	4,352	3,683	4,494	3,140
Total Other Expenses	46,959	46,246	43,598	46,423	41,202
INCOME BEFORE INCOME TAX	23,267	18,595	23,624	26,824	22,006
Income tax expense	5,574	4,418	6,557	8,856	5,834
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$17,693	$14,177	$17,067	$17,968	$16,172

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.43	$0.37	$0.46	$0.47	$0.43
Diluted Net Income Available to Common Stockholders	$0.43	$0.37	$0.45	$0.47	$0.43
Cash Dividends Paid	$0.11	$0.11	$0.11	$0.11	$0.08
Average Diluted Shares Outstanding (in thousands)	40,917	38,191	38,118	38,043	38,000
FINANCIAL RATIOS:
Return on Average Assets	1.05%	0.90%	1.11%	1.19%	1.11%
Return on Average Stockholders' Equity	8.21	7.32	8.99	9.63	8.81
Return on Average Common Stockholders' Equity	8.21	7.32	8.99	9.63	8.81
Average Earning Assets to Average Assets	89.28	90.11	89.99	89.63	89.42
Allowance for Loan Losses as % of Total Loans	1.32	1.33	1.45	1.47	1.58
Net Charge Off's as % of Average Loans (Annualized)	0.08	0.04	(0.03)	0.06	0.12
Average Stockholders' Equity to Average Assets	12.78	12.29	12.34	12.31	12.62
Tax Equivalent Yield on Earning Assets	4.28	4.20	4.30	4.26	4.24
Cost of Supporting Liabilities	0.45	0.45	0.45	0.45	0.46
Net Interest Margin (FTE) on Earning Assets	3.83	3.75	3.85	3.81	3.78
Tangible Book Value Per Share	$15.02	$14.68	$14.59	$14.15	$13.96

LOANS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Commercial and industrial loans	$1,060,559	$1,057,075	$999,195	$984,223	$938,937
Agricultural production financing and other loans to farmers	92,137	97,711	91,354	93,695	95,652
Real estate loans:
Construction	391,621	366,704	298,250	256,082	237,036
Commercial and farmland	1,806,395	1,802,921	1,695,703	1,705,647	1,646,418
Residential	769,592	786,105	677,767	689,621	640,451
Home Equity	353,946	348,613	318,949	302,403	286,914
Individuals' loans for household and other personal expenditures	73,622	74,717	71,893	62,785	70,223
Lease financing receivables, net of unearned income	461	588	614	742	853
Other commercial loans	161,574	159,388	167,990	143,007	49,048
Loans	4,709,907	4,693,822	4,321,715	4,238,205	3,965,532
Allowance for loan losses	(62,086)	(62,453)	(62,861)	(62,550)	(62,801)
NET LOANS	$4,647,821	$4,631,369	$4,258,854	$4,175,655	$3,902,731

DEPOSITS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Demand deposits	$2,590,603	$2,576,283	$2,244,848	$2,211,154	$2,116,135
Savings deposits	1,549,304	1,518,722	1,460,244	1,439,255	1,402,421
Certificates and other time deposits of $100,000 or more	304,559	323,698	286,988	295,159	283,313
Other certificates and time deposits	536,120	556,476	499,286	517,153	516,500
Brokered deposits	330,484	314,468	323,223	326,856	329,706
TOTAL DEPOSITS	$5,311,070	$5,289,647	$4,814,589	$4,789,577	$4,648,075

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	March 31, 2016			March 31, 2015
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$75,709	$106	0.56%	$56,907	$36	0.25%
Federal Reserve and Federal Home Loan Bank stock	37,632	480	5.10	41,351	550	5.32
Investment Securities: (1)
Taxable	716,486	4,328	2.42	736,378	4,723	2.57
Tax-Exempt (2)	520,922	6,937	5.33	433,531	5,899	5.44
Total Investment Securities	1,237,408	11,265	3.64	1,169,909	10,622	3.63
Loans held for sale	6,247	122	7.81	4,927	110	8.93
Loans: (3)
Commercial	3,449,451	38,864	4.51	3,041,242	34,169	4.49
Real Estate Mortgage	575,266	6,394	4.45	459,794	4,849	4.22
Installment	456,654	5,109	4.48	394,063	4,424	4.49
Tax-Exempt (2)	181,950	2,023	4.45	36,788	382	4.15
Total Loans	4,669,568	52,512	4.50	3,936,814	43,934	4.46
Total Earning Assets	6,020,317	64,363	4.28	5,204,981	55,142	4.24
Net unrealized gain on securities available for sale	10,005			14,480
Allowance for loan losses	(63,213)			(63,429)
Cash and cash equivalents	101,913			98,791
Premises and equipment	96,698			77,707
Other assets	577,595			488,544
Total Assets	$6,743,315			$5,821,074
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,300,266	$544	0.17%	$1,030,433	$252	0.10%
Money market deposits	865,932	491	0.23	823,761	412	0.20
Savings deposits	689,305	135	0.08	571,751	159	0.11
Certificates and other time deposits	1,186,458	2,893	0.98	1,126,098	2,693	0.96
Total Interest-bearing Deposits	4,041,961	4,063	0.40	3,552,043	3,516	0.40
Borrowings	520,087	2,709	2.08	437,864	2,452	2.24
Total Interest-bearing Liabilities	4,562,048	6,772	0.59	3,989,907	5,968	0.60
Noninterest-bearing deposits	1,255,328			1,053,095
Other liabilities	64,287			43,561
Total Liabilities	5,881,663			5,086,563
Stockholders' Equity	861,652			734,511
Total Liabilities and Stockholders' Equity	$6,743,315	6,772	0.45	$5,821,074	5,968	0.46
Net Interest Income		$57,591			$49,174
Net Interest Margin			3.83%			3.78%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2016 and 2015. These totals equal $3,136 and $2,198 for the three months ended March 31, 2016 and 2015, respectively.

(3) Non accruing loans have been included in the average balances.